Exhibit 10.3

[FORM OF WARRANT]

ALTERRA CAPITAL HOLDINGS LIMITED

WARRANT FOR THE PURCHASE OF VOTING COMMON SHARES

OF ALTERRA CAPITAL HOLDINGS LIMITED

No. W-[—]	Warrant to Purchase [—] Shares

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SECURITIES CANNOT BE OFFERED, TRANSFERRED OR SOLD, AND NO REGISTRATION OF TRANSFER OF THIS WARRANT OR SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY, UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS IN EFFECT WITH RESPECT TO THIS WARRANT AND SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR A WRITTEN OPINION FROM COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IS OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, AND (II) THE TRANSFEREE IS APPROVED BY APPLICABLE REGULATORY AUTHORITIES, IF SUCH APPROVAL IS REQUIRED.

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT ARE ALSO SUBJECT TO CERTAIN ADDITIONAL RESTRICTIONS ON TRANSFER, VOTING AND OTHER MATTERS AS SET FORTH IN THE BYE-LAWS OF THE COMPANY.

This warrant (this “Warrant”) is being issued in consideration for the surrender by the Holder (as defined below) of that certain Series A Warrant No. [—] for the purchase of Class A voting common shares of Harbor Point (as defined below), issued by Harbor Point in favor of the Holder and dated as of [—], 200[5] (the “Old Warrant”). The Old Warrant is being surrendered in exchange for this Warrant in order to provide a warrant that states that the Warrant shall be exercisable for Common Stock (as defined below) rather than Class A voting common shares of

Harbor Point, the current number of shares of Common Stock for which this Warrant may be exercised, which number became fixed pursuant to the terms of the Old Warrant at the close of business on the business day immediately preceding the date of consummation of an Initial Public Offering (as defined in the Old Warrant), which the parties agree shall be deemed to have occurred upon the consummation of the amalgamation contemplated by the Agreement and Plan of Amalgamation (as defined below), and that reflects other changes in connection with the Initial Public Offering.

FOR VALUE RECEIVED, Alterra Capital Holdings Limited, a Bermuda exempted company (the “Company”), hereby certifies that [—], and his/her successors or assigns (the “Holder”) is entitled, subject to the terms herein, to purchase [—] fully paid-up shares of Common Stock (the “Warrant Shares”), at a purchase price per Warrant Share equal to the Exercise Price (as defined below). The number of Warrant Shares to be received upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time as hereinafter set forth. All amounts set forth herein are in U.S. dollars.

1. Definitions. The following terms, as used herein, have the following meanings:

“Affiliate” shall have the meaning given to such term in Rule 12b-2 promulgated under the United States Securities and Exchange Act of 1934, as amended.

“Agreement and Plan of Amalgamation” means the Agreement and Plan of Amalgamation, dated as of March 3, 2010, by and among Harbor Point, the Company and Alterra Holdings Limited.

“Board of Directors” means the Board of Directors of the Company.

“Bye-Laws” means the Bye-Laws of the Company, as amended from time to time.

“Common Stock” means the voting common shares, par value $1.00 per share, of the Company.

“Exercise Price” means $[—] per Warrant Share, subject to adjustment as provided herein.

“Expiration Date” means [—].

“Harbor Point” means Harbor Point Limited, a Bermuda company.

“Harbor Point Warrants” means (i) this Warrant and (ii) each other warrant to purchase Common Stock issued in connection with the Agreement and Plan of Amalgamation in respect of warrants of Harbor Point formerly exercisable for Class A voting common shares, par value $1.00 per share, of Harbor Point that were outstanding at the close of business on the day immediately preceding the date of consummation of the transactions contemplated by the Agreement and Plan of Amalgamation.

“Pre-existing Company Warrants” mean the warrants of the Company (other than any Harbor Point Warrants) exercisable for Common Stock outstanding on the date hereof.

2. Exercise of Warrant.

(a) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, prior to the Expiration Date. To exercise this Warrant, the Holder shall deliver to the Company this Warrant certificate, including the Warrant Exercise Subscription Form attached hereto duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, (i) the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the register of members of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder and (ii) in the case of a partial exercise of this Warrant, a new warrant (with terms and conditions identical to this Warrant except with respect to the number of Warrant Shares), representing the shares of Common Stock with respect to which this Warrant has not been exercised (taking into account any cashless exercise pursuant to Section 2(d) of this Warrant) shall be issued to the Holder as soon as practicable following such exercise.

(b) Subject to Section 2(d) below, the Exercise Price may be paid in cash or by certified or official bank check or bank cashier’s check payable to the order of the Company or by any combination of such cash or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

(c) Upon surrender of this Warrant certificate in conformity with the provisions hereunder, the Company shall transfer to the Holder appropriate evidence of ownership of the Warrant Shares and any other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the person or persons entitled to receive the same, including, if applicable, an amount in cash in lieu of any fraction of a share as provided in Section 3 below.

(d) In lieu of making the cash payment required to exercise this Warrant described in Section 2(b), the Holder may elect to (i) deliver as payment, in whole or in part of the Exercise Price, shares of Common Stock having a value calculated by reference to the Daily Price (as defined in Section 6(f)) on the day immediately preceding the date on which the Holder delivers written notice to the Company pursuant to Section 2(a) equal to or in excess of the applicable portion of the Exercise Price for the Warrant Shares subject to such exercise or (ii) instruct the Company to issue to the Holder the number of Warrant Shares equal to the result obtained by (A) subtracting the Exercise Price from the Daily Price, (B) multiplying the difference by the number of Warrant Shares for which this Warrant is being exercised, and (C) dividing the product by the Daily Price as set forth in the following equation:

X  =  (A - B) x C     where:

A

X =	the number of Warrant Shares issuable upon exercise pursuant to this Section 2(d)(ii).

A =	the Daily Price on the day immediately preceding the date on which the Holder delivers written notice to the Company pursuant to Section 2(a).

B =	the Exercise Price.

C =	the number of Warrant Shares for which this Warrant is being exercised.

If the foregoing calculation results in a negative number, then no Warrant Shares shall be issued upon exercise pursuant to Section 2(d)(ii). In connection with any exercise pursuant to Section 2(d)(ii), immediately following such exercise, the number of shares of Common Stock for which this Warrant shall be exercisable shall be equal to (1) the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such exercise, minus (2) the number of shares of Common Stock for which this Warrant was exercised. For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant

Shares issued in a cashless exercise transaction shall be deemed to have been acquired and paid the full purchase price therefor by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced on the issue date to the extent permitted by Rule 144.

(e) Any issue of Common Stock pursuant to this Warrant shall be made pursuant to applicable Bermuda law and the Company may effect such an issue of Common Stock in any manner permitted under Bermuda law. Notwithstanding any provision of this Warrant to the contrary, no Common Stock shall be issued by the Company without the Company first receiving payment in an amount at least equivalent to the par value of such Common Stock.

3. No Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon the exercise of this Warrant. If any fractional interest in a Warrant Share would be deliverable upon the exercise of this Warrant in whole or in part, the Company, in lieu of delivering any such fractional share, shall pay an amount in cash equal to the Current Market Price per Common Share (as defined in Section 6(f)) at the date of exercise multiplied by the fraction of the Warrant Share that would otherwise have been issued hereunder. The Company agrees that it will not change the par value of Common Stock from par value $1.00 per share to any higher par value that exceeds the Exercise Price then in effect, and will reduce the par value of the Common Stock upon any event that would, but for this provision, reduce the Exercise Price below the par value of the Common Stock.

4. Reservation of Shares. The Company agrees that it will at all times reserve for issue and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock, sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued and fully paid-up, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale, except to the extent set forth in the Bye-Laws.

5. Transfer Restrictions.

(a) Legend on Warrants. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act or would be tradable absent registration in accordance with Rule 144, shall bear a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES CANNOT BE OFFERED, TRANSFERRED OR SOLD UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS IN EFFECT WITH RESPECT TO SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR A WRITTEN OPINION FROM COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IS OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED AND (II) THE TRANSFEREE IS APPROVED BY APPLICABLE REGULATORY AUTHORITIES, IF SUCH APPROVAL IS REQUIRED. THESE SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFERS, VOTING AND OTHER MATTERS AS SET FORTH IN THE COMPANY’S BYE-LAWS”

(b) Notwithstanding the foregoing, in the event that the laws of any jurisdiction to which the Holder, or any Affiliate of the Holder, is subject, make it illegal for such entity to hold this Warrant or the Warrant Shares, the Company shall use its reasonable best efforts to facilitate, and shall not unreasonably withhold its permission to allow for, the transfer, sale or assignment of this Warrant and/or the Warrant Shares.

6. Anti-Dilution Provisions.

(a) In case the Company shall at any time after the date hereof (i) declare a dividend or make a distribution on Common Stock payable in shares of Common Stock, (ii) subdivide or split the outstanding Common Stock, (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of shares of Common Stock (including any such reclassification in connection with a consolidation, scheme of arrangement or amalgamation in which the Company is the surviving entity), the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination or reclassification shall be proportionately adjusted so that, giving effect to Section 6(i), the exercise of this Warrant after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Company (or shares of any security into which such shares of Common Stock have been reclassified) which, if this Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, amalgamation, scheme of arrangement or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) In case the Company shall issue or sell any Common Stock (other than Common Stock issued (i) upon exercise of any Pre-existing Company Warrant, (ii) upon exercise of any Harbor Point Warrant, (iii) pursuant to the Company’s stock incentive and stock purchase plans or pursuant to any similar equity compensation arrangement, program or plan of the Company approved by the Board of Directors or (iv) upon exercise or conversion of any security the issue of which previously caused an adjustment under paragraphs (c) or (d) hereof) without consideration or for a consideration per share less than the Current Market Price Per Common Share immediately preceding such issue or sale or immediately preceding the announcement thereof, if earlier, the Exercise Price to be in effect after such issue or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issue or sale or immediately preceding the announcement thereof, if earlier, as the case may be, by a fraction, (A) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the time of such issue or sale multiplied by the Current Market Price Per Common Share immediately prior to such issue or sale or immediately preceding the announcement thereof, as the case may be, and (y) the aggregate consideration, if any, to be received by the Company upon such issue or sale, and (B) the denominator of which shall be the product of the number of shares of Common Stock outstanding immediately after such issue or sale and the Current Market Price Per Common Share immediately prior to such issue or sale or immediately preceding the announcement thereof, as the case may be. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value of such non-cash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors in good faith; provided, that if the Holder shall object to any such determination, the Board of Directors shall retain an independent appraiser reasonably satisfactory to the Holder to determine such fair market value with the cost to be borne by the Company. The Holder shall be notified promptly of any consideration other than cash to be received by the Company and furnished with a reasonable description of the consideration and the fair market value thereof, as determined by the Board of Directors.

(c) In case the Company shall fix a record date for the issue of rights, options or warrants to the holders of its Common Stock or other securities entitling such holders to subscribe for or purchase for a period expiring within 60 days of such record date shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into shares of Common Stock) less than the Current Market Price Per Common Share on such record date or immediately preceding the announcement thereof, if earlier, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Exercise Price shall be adjusted pursuant to paragraph (b) hereof, as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration payable, if any, by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph (b) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that any such rights, options, warrants or convertible securities are not so issued or expire unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 6), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed with respect to any rights, options, warrants or convertible securities so unexercised or unconverted, in the former event, or the Exercise Price which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock, in the latter event.

(d) In case the Company shall issue rights, options (other than options issued pursuant to a plan described in clause (b)(iii) above) or warrants (other than warrants described in clause (b)(i) or (b)(ii) above) entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible into shares of Common Stock) or shall issue convertible securities, and the price per share of Common Stock of such rights, options, warrants or convertible securities (including, in the case of rights, options or warrants, the price at which they may be exercised) is less than the Current Market Price Per Common Share immediately preceding such issue of rights, options, warrants or convertible securities or immediately preceding the announcement thereof, if earlier, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants or upon conversion of such convertible securities shall be deemed to have been issued and outstanding as of the date of such sale or issue, and the Exercise Price shall be adjusted pursuant to paragraph (b) hereof as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration equal to the aggregate consideration paid, if any, for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph (b) hereof. Such adjustment shall be made successively whenever such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 6), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued with respect to any rights, options, warrants or convertible securities unexercised or unconverted, in the former event, or the Exercise Price which would then be in effect if such holders had initially been entitled to such changed number of shares of Common Stock, in the latter event. No adjustment of the Exercise Price shall be made pursuant to this paragraph (d) to the extent that the Exercise Price shall have been adjusted pursuant to paragraph (c) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

(e) In case the Company shall fix a record date for the making of a distribution to holders of Common Stock (including any such distribution made in connection with a consolidation, scheme of arrangement or amalgamation in which the Company is the surviving entity of evidences of indebtedness, assets (including cash) or other property (other than dividends payable in Common Stock or rights, options or warrants referred to in, and for which an adjustment is made pursuant to paragraph (a) or (c) hereof), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date or immediately preceding the announcement thereof, by a fraction, the numerator of which shall be the Current Market Price Per Common Share on such record date, less the fair market value (determined as set forth in paragraph (b) hereof) of the portion of the assets, other property or evidence of indebtedness so to be distributed which is applicable to one share of

Common Stock, and the denominator of which shall be such Current Market Price Per Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(f) For the purpose of any computation under this Section 6, on any determination date, the “Current Market Price Per Common Share” shall mean the average (weighted by daily trading volume) of the Daily Prices (as defined below) per share of Common Stock for the 20 consecutive trading days immediately prior to such date. “Daily Price” means (A) if the shares of Common Stock are then listed and traded on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), the last reported sale price on such day on the NASDAQ Global Select Market; (B) if the shares of Common Stock are then not listed and traded on the NASDAQ, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; or (C) if the shares of such class of Common Stock are then not listed and traded on a national securities exchange, the last reported sale price on such day on a nationally or regionally recognized automated quotation system. If on any determination date the shares of such class of Common Stock are not quoted by any such organization, the Current Market Price Per Common Share shall be the fair market value of such shares on such determination date as reasonably determined by the Board of Directors. If the Holder shall object to any determination by the Board of Directors of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per share of the applicable class of Common Stock as determined by an independent appraiser retained by the Company at its expense and reasonably acceptable to the Holder. For purposes of any computation under this Section 6, the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

(g) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one-quarter of one percent in such price; provided, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment or upon exercise, if sooner. All calculations under this Section 6 shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be. Notwithstanding anything to the contrary, if any adjustment pursuant to this Section 6 would result in an exercise price of less than zero, then the Exercise Price shall be zero.

(h) In the event that, at any time as a result of the provisions of this Section 6, the holder of this Warrant upon subsequent exercise shall become entitled to receive any shares of capital stock of the Company other than Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

(i) Upon each adjustment of the Exercise Price as a result of the calculations made in this Section 6, the number of Warrant Shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares obtained by (i) multiplying the number of Warrant Shares covered by this Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

(j) Notwithstanding anything to the contrary contained herein, no adjustment in the Exercise Price or number of Warrant Shares for which this Warrant is exercisable shall be made to the extent that such adjustment would cause this Warrant to become subject to Section 409A of the Internal Revenue Code and the rules and regulations promulgated thereunder without the consent of the holder hereof. Any adjustments which by reason of this paragraph are not made shall be carried forward and taken into account in any subsequent adjustment or upon exercise, if sooner, subject, in each case, to the first sentence of this Section 6(j).

(k) Promptly upon any adjustment pursuant to this Section 6 (without giving effect to Section 6(j)), the Company shall file in the custody of the secretary of the Company at its principal executive office an officer’s certificate signed by the chairman, president or chief financial officer of the Company showing the adjustment as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the computation of such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, promptly after such adjustment, mail a copy, by first-class mail, of such certificate to the Holder.

(l) The Holder shall, at its option, be entitled to receive, in lieu of the adjustment pursuant to Section 6(e) otherwise required, on the date of exercise of this Warrant, the evidences of indebtedness, assets (including cash) or other property which such Holder would have been entitled to receive if it had exercised this Warrant for shares of Common Stock immediately prior to the record date with respect to such distribution. The Holder may exercise its option under this paragraph (l) by written notice to the Company within fourteen days of its receipt of the certificate of adjustment required pursuant to paragraph (k) above to be delivered by the Company in connection with such distribution.

7. Consolidation, Amalgamation, Scheme of Arrangement or Sale of Assets. In case of any consolidation or amalgamation of the Company with any other person, by any means whatsoever (other than a consolidation or amalgamation that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), any scheme of arrangement involving the Company, or any sale or transfer of all or substantially of the assets of the Company or of the person formed by any consolidation, amalgamation or scheme of arrangement or which acquired all or substantially all of the assets of the Company (or any successor thereto) (in each case, a “Transaction”), (A) the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such Transaction by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such Transaction, if any, assuming (i) such holder of Common Stock is not a person with which the Company consolidated or amalgamated or to which such sale or transfer was made, as the case may be (“constituent person”), or an Affiliate of a constituent person and (ii) in the case of a Transaction which includes an election as to the consideration to be received by the holders, such holder of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such Transaction (provided that if the kind or amount of securities, cash and other property receivable upon such Transaction is not the same for each share of Common Stock held immediately prior to such Transaction by other than a constituent person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (“non-electing share”), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Transaction by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares) and (B) appropriate adjustments shall be made to the Exercise Price such that the aggregate of the Exercise Prices for unexercised Warrant Shares as of immediately following the consummation of such Transaction shall in no event be greater than the aggregate of the Exercise Prices for such Warrant Shares as of immediately prior to the consummation of such Transaction. Adjustments for events subsequent to the effective date of such Transaction shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation, bye-laws or other constituent documents of the resulting or surviving corporation, in any agreement, plan, scheme of arrangement or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 7 shall similarly apply to successive Transactions.

8. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

9. Notices. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or facsimile number) set forth below, or such other address (or facsimile number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:

[—]

If to the Holder:

to address set forth on the signature page hereto

Each such notice, demand or delivery shall be effective (i) if given by facsimile, when receipt acknowledged or (ii) if given by any other means, when received at the address specified herein.

10. Rights of the Holder. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

11. Undertaking by the Company. The Company undertakes that it shall seek all necessary regulatory approvals (including, without limiting the generality of the foregoing, the approval of the Bermuda Monetary Authority (Controller of Foreign Exchange)) prior to the issue of Warrant Shares as soon as practicable following any exercise of this Warrant pursuant to this Warrant certificate.

12. Governing Law. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF BERMUDA, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

13. Amendments; Waivers. Any provision of this Warrant certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

14. Partial Exercises. If this Warrant is exercised in part, but not in whole, the Company shall promptly deliver at its own cost and expense a Warrant reflecting the Holder’s remaining Warrant Shares.

[EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed and attested by its duly authorized officers and to be dated as of [—], 200[—].

ALTERRA CAPITAL HOLDINGS LIMITED

By:
Name:
Title:

Attest:

HOLDER ADDRESS INFORMATION

Phone: [—]

Fax: [—]

WARRANT EXERCISE SUBSCRIPTION FORM

To:	ALTERRA CAPITAL HOLDINGS LIMITED

The undersigned irrevocably exercises the Warrant for the purchase of voting common shares, par value $1.00 per share, of Alterra Capital Holdings Limited, at $         per Warrant Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $         (such payment being made in cash or by certified or official bank or bank cashier’s check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant Certificate, surrenders the Warrant Certificate and all right, title and interest therein to the Company and directs that the Warrant Shares deliverable upon the exercise of the Warrant be registered or placed in the name and at the address specified below and delivered thereto. Capitalized terms used but not defined herein shall have the meanings respectively ascribed thereto in the Warrant.

-OR-

The undersigned irrevocably exercises the Warrant for the purchase of          Warrant Shares at $         per share (the Exercise Price currently in effect pursuant to the Warrant) (such payment being made by delivering that number of shares of Common Stock having an aggregate value calculated by reference to the aggregate Daily Price on the date immediately before delivery of this Warrant Exercise Subscription Form equal to or in excess of the aggregate Exercise Price for the Warrant Shares), all on the terms and conditions specified in the Warrant Certificate, surrenders the Warrant Certificate and all right, title and interest therein to the Company and directs that the Warrant Shares deliverable upon the exercise of the Warrant be registered or placed in the name and at the address specified below and delivered thereto.

-OR-

The undersigned irrevocably exercises the Warrant for the purchase of Warrant Shares at $         per Warrant Share (the Exercise Price currently in effect pursuant to the Warrant) (provided that in lieu of payment of $        , the undersigned will receive a number of Warrant Shares reduced by a number of Warrant Shares having an aggregate value calculated by reference to the aggregate Daily Price on the date immediately before delivery of this Warrant Exercise Subscription Form equal to the aggregate Exercise Price for the Warrant Shares), all on the terms and conditions specified in the Warrant Certificate, surrenders the Warrant Certificate and all right, title and interest therein to the Company and directs that the Warrant Shares deliverable upon the exercise of the Warrant be registered or placed in the name and at the address specified below and delivered thereto.

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-OR-

The undersigned irrevocably exercises the Warrant for the purchase of          Warrant Shares at $         per Warrant Share (the Exercise Price currently in effect pursuant to the Warrant), and (i) herewith makes payment of $         of the aggregate Exercise Price for the Warrant Shares in cash, certified or official bank or bank cashier’s check (or a combination of cash and check), (ii) herewith delivers as payment of $         that number of shares of Common Stock having an aggregate value calculated by reference to the aggregate Daily Price on the date immediately before delivery of this Warrant Exercise Subscription Form equal to or in excess of the aggregate Exercise Price for the Warrant Shares and (iii) herewith delivers as payment of $         of the aggregate Exercise Price that number of Warrant Shares having an aggregate value calculated by reference to the aggregate Daily Price equal to or in excess of such portion of the aggregate Exercise Price for the Warrant Shares, all on the terms and conditions specified in the Warrant Certificate, surrenders the Warrant Certificate and all right, title and interest therein to the Company and directs that the Warrant Shares deliverable upon the exercise of the Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:

(Signature of Owner)

(Address)

(Address)

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Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

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WARRANT ASSIGNMENT FORM

Dated

FOR VALUE RECEIVED,                                          hereby sells,

assigns and transfers unto                                                                       (the “Assignee”),

(please type or print in block letters)

(insert address)

its right to purchase an aggregate number of fully paid and non-assessable voting common shares, par value $1.00 per share, of Alterra Capital Holdings Limited, as represented by this Warrant and does hereby irrevocably constitute and appoint                     , to transfer the same on the books of the Company, with full power of substitution and resubstitution in the premises. Capitalized terms used but not defined herein shall have the meanings respectively ascribed thereto in this Warrant.

Signature:

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